EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William A. Priddy, Jr., Chief Financial Officer and Vice President, Finance and Administration of RF Micro Devices, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-K of the Company for the fiscal year ended April 2, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM A. PRIDDY, JR.

William A. Priddy, Jr. Chief Financial Officer and Vice President, Finance and Administration June 14, 2005

A signed original of this written statement required by Section 906 has been provided to RF Micro Devices, Inc. and will be retained by RF Micro Devices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.